UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.___)

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TG THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TG THERAPEUTICS, INC.

3 Columbus Circle, 15th Floor

New York, New York 10019

Dear Stockholder:

You are cordially invited to the Annual Meeting of Stockholders (the “Annual Meeting”) of TG Therapeutics, Inc. (“TG” or the “Company”), to be held at 10:30 a.m. local time, on Friday, June 6, 2014, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016. At the meeting, the stockholders will be asked to (i) elect six directors for a term of one year, (ii) ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2014, and (iii) approve an amendment to our Certificate of Incorporation to decrease our authorized share capital by 350,000,000 shares from 500,000,000 to 150,000,000. You will also have the opportunity to ask questions and make comments at the meeting.

In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our proxy statement and annual report to stockholders for the year ended December 31, 2013 on the Internet. You may have already received our “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about April 23, 2014. That notice described how you can obtain our proxy statement and annual report. You can also receive paper copies of our proxy statement and annual report upon request.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the proxy statement or the accompanying 2013 Annual Report, please contact Sean A. Power, our Chief Financial Officer at (212) 554-4484.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Michael S. Weiss
Michael S. Weiss
Executive Chairman, Interim Chief Executive Officer and President

April 22, 2014

New York, New York

TG THERAPEUTICS, INC.

3 Columbus Circle, 15th Floor

New York, New York 10019

NOTICE OF Annual Meeting OF STOCKHOLDERS

The Annual Meeting of Stockholders of TG Therapeutics, Inc. will be held at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, on Friday, June 6, 2014, at 10:30 a.m., local time. At the meeting, stockholders will consider and act on the following items:

1.	Elect six directors for a term of one year;

2.	Ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2014;

3.	The approval of an amendment to our Certificate of Incorporation to decrease our authorized share capital by 350,000,000 shares from 500,000,000 to 150,000,000; and

4.	The transaction of any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Only those stockholders of record as of the close of business on April 9, 2014, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for your inspection beginning May 24, 2014, at our offices located at 3 Columbus Circle, New York, New York 10019, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

YOUR VOTE IS IMPORTANT!

Instructions on how to vote your shares via the Internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about April 23, 2014. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the year ended December 31, 2013 are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on the “Important Notice Regarding the Availability of Proxy Materials.”

If you received a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the enclosed proxy card.

Submitting your proxy does not affect your right to vote in person if you decide to attend the Annual Meeting. You are urged to submit your proxy as soon as possible, regardless of whether or not you expect to attend the Annual Meeting. You may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice to our Corporate Secretary, Sean A. Power, at our address above, (ii) submitting a later dated proxy card, or (iii) voting again via the Internet as described in the “Important Notice Regarding the Availability of Proxy Materials,” or (iv) attending the Annual Meeting and voting in person. No revocation under (i) or (ii) will be effective unless written notice or the proxy card is received by our Corporate Secretary at or before the Annual Meeting.

When you submit your proxy, you authorize Michael S. Weiss and Sean A. Power to vote your shares at the Annual Meeting and on any adjournments of the Annual Meeting in accordance with your instructions.

By Order of the Board of Directors,

/s/ Sean A. Power
Sean A. Power
Corporate Secretary

April 22, 2014
New York, New York

TG THERAPEUTICS, INC.

3 Columbus Circle, 15th Floor

New York, New York 10019

Phone: (212) 554-4484

Fax: (212) 554-4531

PROXY STATEMENT

This proxy statement and the accompanying proxy card are being made available via Internet access, beginning on or about April 23, 2014, to the owners of shares of common stock of TG Therapeutics, Inc. (the “Company,” “our,” “we,” or “TG”) as of April 9, 2014, in connection with the solicitation of proxies by our Board of Directors for our 2014 Annual Meeting of Stockholders (the “Annual Meeting”). On or about April 23, 2014, we sent an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. If you received this notice by mail, you will not automatically receive by mail our proxy statement and annual report to stockholders for the year ended December 31, 2013. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail you paper copies of such materials free of charge.

The Annual Meeting will take place at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016 on Friday, June 6, 2014, at 10:30 a.m., local time. Our Board of Directors encourages you to read this document thoroughly and take this opportunity to vote, via proxy, on the matters to be decided at the Annual Meeting. As discussed below, you may revoke your proxy at any time before your shares are voted at the Annual Meeting.

Table of Contents

Proxy Statement
Questions and Answers

Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?	2
What is the purpose of the Annual Meeting?	2
Who is entitled to vote at our Annual Meeting?	2
How do I vote?	2
What is a proxy?	2
How will my shares be voted if I vote by proxy?	2
How do I revoke my proxy?	3
Is my vote confidential?	3
How are votes counted?	3
What constitutes a quorum at the Annual Meeting?	3
What vote is required to elect our directors for a one-year term?	3
What vote is required to ratify CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2014?	4
What vote is required to approve an amendment to our Certificate of Incorporation to decrease our authorized share capital by 350,000,000 shares from 500,000,000 to 150,000,000?	4
What percentage of our outstanding stock do our directors and executive officers own?	4
Who was our independent public accountant for the year ending December 31, 2013? Will they be represented at the Annual Meeting?	4
How can I obtain a copy of our annual report on Form 10-K?	4
Corporate Governance	5
Our Board of Directors	5
Communicating with the Board of Directors	7
Audit Committee	7
Compensation Committee	8
Nominating Process	8
Independent Registered Public Accounting Firm Fees and Other Matters	10
Audit Fees	10
Audit-Related Fees	10
Tax Fees	10
All Other Fees	10
Pre-Approval of Services	10
Report of the Audit Committee	12
Executive Officers	13
Executive Compensation	14
Summary Compensation Table	14
Outstanding Equity Awards at 2013 Fiscal Year End	15
Employment Agreements	16
Director Compensation	18
Director Compensation Program	18
2013 Director Compensation	18
Section 16(a) Beneficial Ownership Reporting Compliance	20
Related-Person Transactions	21
Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners	22
Proposal One: Election of Directors; Nominees	24
Proposal Two: Ratification of Appointment of CohnReznick LLP as our Independent Registered Public Accounting Firm	25
Proposal Three: To approve an amendment to our Certificate of Incorporation to decrease our authorized share capital by 350,000,000 shares from 500,000,000 to 150,000,000	26
Additional Information	27
Householding of Annual Meeting Materials	27
Stockholder Proposals for Our 2015 Annual Meeting	27
Other Matters	27
Solicitation of Proxies	27
Incorporation of Information by Reference	27
Exhibit A: Form of Certificate of Amendment to Effect Reduction in Authorized Shares	28

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QUESTIONS AND ANSWERS

Q. Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

A.	In accordance with Securities and Exchange Commission rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet.

Q. What is the purpose of the Annual Meeting?

A.	At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including (i) elect six directors for a term of one year, (ii) ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2014, (iii) approve an amendment to our Certificate of Incorporation to decrease our authorized share capital by 350,000,000 shares from 500,000,000 to 150,000,000, and (iv) transact any other business that may properly come before the 2014 Annual Meeting or any adjournment thereof.

Q. Who is entitled to vote at our Annual Meeting?

A.	The record holders of our Common Stock at the close of business on the record date, April 9, 2014, may vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. There were 37,624,407 shares of Common Stock outstanding on the record date and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning May 24, 2014, at our offices located at 3 Columbus Circle, New York, New York 10019, between the hours of 10:00 a.m. and 5:00 p.m., local time, each business day.

Q. How do I vote?

A.	You may vote in person at the Annual Meeting, by use of a proxy card if you receive a printed copy of our proxy materials, via Internet as directed in our “Important Notice Regarding the Availability of Proxy Materials,” or by telephone as indicated in the proxy card.

Q. What is a proxy?

A.	A proxy is a person you appoint to vote your shares on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares may be voted. If you vote by proxy, you will be designating Michael S. Weiss, our Executive Chairman, Interim Chief Executive Officer and President, and Sean A. Power, our Chief Financial Officer, Treasurer and Corporate Secretary, as your proxies. Mr. Weiss and/or Mr. Power may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q. How will my shares be voted if I vote by proxy?

A.	Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, (ii) “FOR” the ratification of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2014, and (iii) “FOR” the approval of an amendment to our Certificate of Incorporation to decrease our authorized share capital by 350,000,000 shares from 500,000,000 to 150,000,000. Presently, our Board does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

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Q. How do I revoke my proxy?

A.	You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	delivering written notice to our Corporate Secretary, Sean A. Power, at our address above;

•	submitting a later dated proxy card or voting again via the Internet as described in the “Important Notice Regarding the Availability of Proxy Materials”; or

•	attending the Annual Meeting and voting in person.

Q. Is my vote confidential?

A.	Yes. All votes remain confidential, unless you provide otherwise.

Q. How are votes counted?

A.	Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes “for” or “against” that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

Q. What constitutes a quorum at the Annual Meeting?

A.	In accordance with Delaware law (the law under which we are incorporated) and our Amended and Restated Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the outstanding shares of the capital stock entitled to vote at the Annual Meeting constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q. What vote is required to elect our directors for a one-year term?

A.	The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the nominees for director. “Plurality” means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

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Q. What vote is required to ratify CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2014?

A. The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2014. Abstentions will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q. What vote is required to approve an amendment to our Certificate of Incorporation to decrease our authorized share capital by 350,000,000 shares from 500,000,000 to 150,000,000?

A. The affirmative vote of a majority of the issued and outstanding shares as of the Record Date, and entitled to vote at the Annual Meeting is required to approve an amendment to our Certificate of Incorporation to decrease our authorized share capital by 350,000,000 shares from 500,000,000 to 150,000,000. Abstentions will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q. What percentage of our outstanding common stock do our directors and executive officers own?

A.	As of April 9, 2014, our directors and executive officers owned, or have the right to acquire, approximately 23.1% of our outstanding Common Stock. See the discussion under the heading “Stock Ownership of Our Directors, Executive Officers, and 5% Beneficial Owners” on page 22 for more details.

Q. Who was our independent public accountant for the year ending December 31, 2013? Will they be represented at the Annual Meeting?

A.	CohnReznick LLP is the independent registered public accounting firm that audited our financial statements for the year ending December 31, 2013. We expect a representative of CohnReznick LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q. How can I obtain a copy of our annual report on Form 10-K?

A.	We have filed our annual report on Form 10-K for the year ended December 31, 2013, with the Securities and Exchange Commission (“SEC”). The annual report on Form 10-K is also included in the 2013 Annual Report to Stockholders. You may obtain, free of charge, a copy of our annual report on Form 10-K, including financial statements and exhibits, by writing to our corporate secretary, Sean A. Power, or by email at info@tgtxinc.com. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

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CORPORATE GOVERNANCE

Our Board of Directors

Our amended and restated bylaws provide that the Board shall consist of one or more members, as determined from time to time by resolution of the Board. Currently, our Board consists of six members. The following individuals are being nominated to serve on our Board (See “Proposal 1 – Election of Directors; Nominees”):

Name	Age	Position	Director Since
Michael S. Weiss	48	Executive Chairman, Interim Chief Executive Officer and President	2011
Neil Herskowitz	57	Director	2004
Laurence N. Charney	67	Director	2012
William J. Kennedy	69	Director	2012
Mark Schoenebaum, M.D.	41	Director	2012
Yann Echelard	50	Director	2012

The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Executive Chairman, as the Board believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the Board. The Board has determined that having a director who is an executive officer serve as the Chairman is in the best interest of the Company’s stockholders at this time.

TG has a risk management program overseen by Michael S. Weiss, our Executive Chairman, Interim Chief Executive Officer and President. Mr. Weiss identifies material risks and prioritizes them for our Board. Our Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with each.

The following biographies set forth the names of our director nominees, their ages, the year in which they first became directors, their positions with us, their principal occupations and employers for at least the past five years, any other directorships held by them during the past five years in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940, as well as additional information, all of which we believe sets forth each director nominee’s qualifications to serve on the Board. There is no family relationship between and among any of our executive officers or directors. There are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them are elected as an officer or director, except as disclosed below.

On December 29, 2011, Opus Point Partners, LLC, (“Opus”), TG Biologics, Inc. (“TG Biologics”) and the Company (and collectively with Opus and TG Biologics, the “Parties”) entered into an Exchange Transaction Agreement (the “Agreement”). On August 2, 2012, the Parties executed an amendment to the Agreement (“Amendment No. 1”) which set the number of members of the board of directors of the Company (the “Board of Directors”) at six, which cannot be increased further without the consent of Opus.  Amendment No. 1 also grants Opus the right to nominate three of the six members of the Board of Directors until the later of (x) two years from the Closing Date of the Agreement (as defined therein), or (y) the date on which Opus beneficially owns less than 10% of the Company’s common stock as calculated pursuant to the rules and regulations under Section 13 of the Securities Exchange Act of 1934, as amended. Accordingly, Opus has nominated Mr. Charney, Dr. Kennedy, and Dr. Schoenebaum to the Company’s Board of Directors.

In connection with the Securities Exchange Agreement between the Company and LFB Biotechnologies (“LFB Group”) dated November 9, 2012, LFB Group maintains the right to nominate one member to the Company’s Board of Directors. LFB has nominated the Dr. Echelard as its appointee to the Company’s Board of Directors.

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TG adheres to the corporate governance standards adopted by The Nasdaq Stock Market (“Nasdaq”). Nasdaq rules require our Board to make an affirmative determination as to the independence of each director. Consistent with these rules, our Board undertook its annual review of director independence on March 3, 2014. During the review, our Board considered relationships and transactions during 2013 and during the past three fiscal years between each director or any member of his immediate family, on the one hand, and the Company and our subsidiaries and affiliates, on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Based on this review, our Board determined that Neil Herskowitz, Laurence Charney, William Kennedy, and Mark Schoenebaum are independent under the criteria established by Nasdaq and our Board.

Michael S. Weiss, 48, has served as TG’s Executive Chairman, Interim Chief Executive Officer and President since December 2011. Mr. Weiss is a co-founder of, and has been a managing partner and principal of Opus Point Partners since 2008. Mr. Weiss earned his J.D. from Columbia Law School and his B.S. in Finance from The University at Albany. He began his professional career as a lawyer with Cravath, Swaine & Moore. In 1999, Mr. Weiss founded Access Oncology which was later acquired by Keryx Biopharmaceuticals, Inc. in 2004. Following the merger, Mr. Weiss remained as CEO of Keryx and grew the company to close to a $1BB market capitalization company at its peak. While at Keryx, he raised over $150MM in equity capital through public and private offerings, executed a $100MM+ strategic alliance, negotiated multiple Special Protocol Assessments ("SPA") agreements with the FDA and managed multiple large clinical trials.

Neil Herskowitz, 57, has served on our Board since July 2004. He has served as the Managing Member of ReGen Partners LLC, an investment fund located in New York, and as the President of its affiliate, Riverside Claims LLC, since June 2004. Mr. Herskowitz has previously served as a director and Audit Committee Chairman of Chelsea Therapeutics, a publicly traded pharmaceutical development company. He also serves on the board of directors of Starting Point Services for Children, a not-for-profit corporation. Mr. Herskowitz received a B.B.A. in Finance from Bernard M. Baruch College in 1978.

Laurence N. Charney, 67,  was nominated to our Board in March 2012.  Since 2007, Mr. Charney has served as a business strategist and financial advisor to Boards, CEOs and investors. Previously, from 1970 through June 2007, Mr. Charney was a senior audit partner at Ernst & Young, LLP, a registered public accounting firm, retiring as a practice leader in the Americas Quality and Risk Management Group. Mr. Charney currently serves as a director and audit committee chairman of Pacific Drilling S.A. In addition, Mr. Charney previously served as a director and audit committee member of Marvel Entertainment, Inc., Mrs. Fields Original Cookies, XTL Biopharmaceuticals, Ltd., Pure Biofuels, Inc., and Iconix Brand Group, Inc. In addition to his extensive experience on the boards of various corporate entities, Mr. Charney is also very active on the boards of several non-profit organizations. Mr. Charney graduated with a B.B.A. degree from Hofstra University and completed the Executive MBA in Business program at Columbia University.

William J. Kennedy, PhD., 69, was nominated to our Board in March 2012. Dr. Kennedy is a regulatory affairs professional with over 37 years of domestic and international experience. Prior to his retirement, Dr. Kennedy was Vice President for Regulatory Affairs for Zeneca Corporation. Dr. Kennedy has successfully managed the development, preparation, submission and approval of dozens of NDAs and major SNDAs. Dr. Kennedy has helped shape regulatory policy in the United States continuously since 1988, as a member and Chairman of PhRMA's Regulatory Affairs Coordinating Committee, as PhRMA's Chief Negotiator with Congress and FDA for FDAMA, and as the Co-Chairman of PhRMA's PDUFA III Steering Committee. Before joining the pharmaceutical industry, Dr. Kennedy was an Associate Research Professor at Yale Medical School. Dr. Kennedy is the author of several articles and is an often sought after speaker for his insight into the regulatory process. He co-founded the website PDUFADate.com which provides regulatory opinions to the financial community. Dr. Kennedy was the recipient of RAP's prestigious Special Recognition Award in 1998. Dr. Kennedy has been an independent consultant to the pharmaceutical industry since 1999.

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Mark Schoenebaum, M.D., 41, was nominated to our Board in March 2012. Dr. Schoenebaum is a Senior Managing Director and heads ISI’s Health Care Research Team. He is also ISI’s Biotechnology & Pharmaceuticals major analyst. He has been ranked Institutional Investor’s #1 biotechnology analyst for the past nine years. In 2013, his second year competing in the category, Dr. Schoenebaum was also ranked by Institutional Investor as the #1 Pharmaceuticals/Major analyst. In 2013, Mark was inducted into Institutional Investor’s All-America Research Team Hall of Fame, an award given to analysts who have earned at least ten #1 rankings. Prior to joining ISI in 2010, Dr. Schoenebaum spent two years at Deutsche Bank as a Managing Director and Senior Biotechnology Analyst. Prior to that, he held a similar position at Bear Stearns. Dr. Schoenebaum graduated from Indiana University with highest distinction in 1996 with a B.A. and received an M.D. from the Johns Hopkins University School of Medicine in 2000.

Yann Echelard, 50, was nominated to our Board in November 2012. Dr. Echelard, President of rEVO Biologics since 2012, has over 25 years of research and biopharmaceutical experience. Dr. Echelard holds a Ph. D. from Université de Montréal, and has completed post-doctoral studies at Ludwig Institute of Cancer Research in Montreal (McGill University). As a visiting scientist at the Roche Institute and at Harvard University (Developmental Biology), he had a key role in the isolation and characterization of the Hedgehog genes, the first identified vertebrate morphogens. From 1994 to 2010, he progressed through various positions of increasing responsibility at Genzyme Transgenics Corporation and at GTC Biotherapeutics, including Vice President of Research and Development. In 1998, he led the scientific team that first performed goat somatic cell nuclear transfer (cloning). Focusing on Corporate Development, Dr. Echelard spearheaded the creation of a collaborative Joint Venture with LFB Biotechnologies in 2006, which was focused on the development of recombinant plasma proteins and monoclonal antibodies. This close collaboration led to the acquisition of GTC Biotherapeutics, Inc. by LFB in December 2010.

During 2013, our Board held four meetings and took three actions by unanimous written consent. During 2013, each incumbent director standing for election attended at least 75% of the meetings of the Board of Directors and the meetings of those committees on which each incumbent director served, in each case during the period that such person was a director. The permanent committees established by our Board of Directors are the Audit Committee and the Compensation Committee, descriptions of which are set forth in more detail below. Our directors are expected to attend each Annual Meeting of Stockholders, and it is our expectation that all of the directors standing for election will attend this year’s Annual Meeting. Last year, all of our directors attended the 2013 Annual Meeting of Stockholders, except for Dr. Mark Schoenebaum.

Communicating with the Board of Directors

Our Board has established a process by which stockholders can send communications to the Board. You may communicate with the Board as a group, or to specific directors, by writing to Sean A. Power, our Corporate Secretary, at our offices located at 3 Columbus Circle, 15th Floor, New York, New York 10019. The Corporate Secretary will review all such correspondence and regularly forward to the Board a summary of all correspondence and copies of all correspondence that deals with the functions of the Board or committees thereof or that otherwise requires their attention. Directors may at any time review a log of all correspondence we receive that is addressed to members of our Board and request copies of any such correspondence. Concerns relating to accounting, internal controls, or auditing matters may be communicated in this manner, or may be submitted on an anonymous basis via e-mail at info@tgtxinc.com. These concerns will be immediately brought to the attention of our Audit Committee and resolved in accordance with procedures established by our Audit Committee.

Audit Committee

The Audit Committee currently consists of Laurence N. Charney (Chairman), William Kennedy and Neil Herskowitz.

The Audit Committee held five meetings during the fiscal year ended December 31, 2013. The duties and responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee which was recently reviewed by our Audit Committee. Our Audit Committee determined that no revisions needed to be made to the charter at this time. A copy of the Charter of the Audit Committee is available on our website, located at www.tgtherapeutics.com. Among other things, the duties and responsibilities of the Audit Committee include reviewing and monitoring our financial statements and internal accounting procedures, the selection of our independent registered public accounting firm and consulting with and reviewing the services provided by our independent registered public accounting firm. Our Audit Committee has sole discretion over the retention, compensation, evaluation and oversight of our independent registered public accounting firm.

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The SEC and Nasdaq have established rules and regulations regarding the composition of audit committees and the qualifications of audit committee members. Our Board of Directors has examined the composition of our Audit Committee and the qualifications of our Audit Committee members in light of the current rules and regulations governing audit committees. Based upon this examination, our Board of Directors has determined that each member of our Audit Committee is independent and is otherwise qualified to be a member of our Audit Committee in accordance with the rules of the SEC and Nasdaq.

Additionally, the SEC requires that at least one member of the Audit Committee have a “heightened” level of financial and accounting sophistication. Such a person is known as the “audit committee financial expert” under the SEC’s rules. Our Board has determined that Mr. Charney is an “audit committee financial expert,” as the SEC defines that term, and is an independent member of our Board of Directors and our Audit Committee. Please see Mr. Charney’s biography on page 6 for a description of his relevant experience.

The report of the Audit Committee can be found on page 12 of this proxy statement.

Compensation Committee

The Compensation Committee held one meeting during the fiscal year ended December 31, 2013. The Compensation Committee currently consists of all independent members of our Board of Directors, with Mr. Herskowitz as chairman. The duties and responsibilities of the Compensation Committee are set forth in the Charter of the Compensation Committee. A copy of the Charter of the Compensation Committee is available on our website, located at www.tgtherapeutics.com. As discussed in its charter, among other things, the duties and responsibilities of the Compensation Committee include evaluating the performance of the Chief Executive Officer and our Chief Financial Officer, determining the overall compensation of the Chief Executive Officer and our Chief Financial Officer and administering all executive compensation programs, including, but not limited to, our incentive and equity-based plans. The Compensation Committee evaluates the performance of the Chief Executive Officer and our Chief Financial Officer on an annual basis and reviews and approves on an annual basis all compensation programs and awards relating to such officers. The Compensation Committee applies discretion in the determination of individual executive compensation packages to ensure compliance with the Company’s compensation philosophy. The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation packages for officers other than himself. The Compensation Committee may delegate its authority to grant awards to certain employees, and within specified parameters under the Company’s Amended and Restated 2012 Incentive Plan, to a special committee consisting of one or more directors who may but need not be officers of the Company. As of April 23, 2014, however, the Compensation Committee had not delegated any such authority. The Board may engage a compensation consultant to conduct a review of its executive compensation programs in 2014. The Committee did not engage a compensation consultant in 2013.

Nasdaq has established rules and regulations regarding the composition of compensation committees and the qualifications of compensation committee members. Our Board of Directors has examined the composition of our Compensation Committee and the qualifications of our Compensation Committee members in light of the current rules and regulations governing compensation committees. Based upon this examination, our Board of Directors has determined that each member of our Compensation Committee is independent and is otherwise qualified to be a member of our Compensation Committee in accordance with such rules.

Nominating Process

We do not currently have a nominating committee or any other committee serving a similar function. Director nominations are approved by a vote of a majority of our independent directors as required under the Nasdaq rules and regulations. Although we do not have a written charter in place to select director nominees, our Board of Directors has adopted resolutions regarding the director nomination process. Our policy describing our director nomination process is available on our website, located at www.tgtherapeutics.com. We believe that the current process in place functions effectively to select director nominees who will be valuable members of our Board of Directors.

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Our independent directors identify potential nominees to serve as directors through a variety of business contacts, including current executive officers, directors, community leaders and stockholders. The independent directors may, to the extent they deem appropriate, retain a professional search firm and other advisors to identify potential nominees.

Our independent directors will also consider candidates recommended by stockholders for nomination to our Board. A stockholder who wishes to recommend a candidate for nomination to our Board must submit such recommendation to our Corporate Secretary, Sean A. Power, at our offices located at 3 Columbus Circle, 15th Floor, New York, New York 10019. Any recommendation must be received not less than 60 calendar days nor more than 90 calendar days before the anniversary date of the previous year’s annual meeting. All stockholder recommendations of candidates for nomination for election to our Board must be in writing and must set forth the following: (i) the candidate’s name, age, business address, and other contact information, (ii) the number of shares of Common Stock and Series A Preferred Stock beneficially owned by the candidate, (iii) a complete description of the candidate’s qualifications, experience, background and affiliations, as would be required to be disclosed in the proxy statement pursuant to Schedule 14A under the Exchange Act, (iv) a sworn or certified statement by the candidate in which he or she consents to being named in the proxy statement as a nominee and to serve as director if elected, and (v) the name and address of the stockholder(s) of record making such a recommendation.

We believe that our Board as a whole should encompass a range of talent, skill, and expertise enabling it to provide sound guidance with respect to our operations and interests. Our independent directors evaluate all candidates to our Board by reviewing their biographical information and qualifications. If the independent directors determine that a candidate is qualified to serve on our Board, such candidate is interviewed by at least one of the independent directors and our Chief Executive Officer. Other members of the Board also have an opportunity to interview qualified candidates. The independent directors then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that the candidate be nominated for approval by the stockholders to fill a directorship. With respect to an incumbent director whom the independent directors are considering as a potential nominee for re-election, the independent directors review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Board. The manner in which the independent directors evaluate a potential nominee will not differ based on whether the candidate is recommended by our directors or stockholders.

We consider the following qualifications, among others, when making a determination as to whether a person should be nominated to our Board: the independence of the director nominee; the nominee’s character and integrity; financial literacy; level of education and business experience, including experience relating to biopharmaceutical companies; whether the nominee has sufficient time to devote to our Board; and the nominee’s commitment to represent the long-term interests of our stockholders. We review candidates in the context of the current composition of the Board and the evolving needs of our business. We believe that each of the current members of our Board (who are also our director nominees) has the requisite business, biopharmaceutical, financial or managerial experience to serve as a member of the Board, as described above in their biographies under the heading “Our Board of Directors.” We also believe that each of the current members of our Board has other key attributes that are important to an effective board, including integrity, high ethical standards, sound judgment, analytical skills, and the commitment to devote significant time and energy to service on the Board and its committees.

We do not have a formal policy in place with regard to diversity in considering candidates for our Board, but the Board strives to nominate candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee our business.

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INDEPENDENT registered public accounting firM FEES AND OTHER MATTERS

CohnReznick LLP, the independent registered public accounting firm that audited our financial statements for the years ended December 31, 2013, and 2012 has served as our independent registered public accounting firm since 2002. We expect a representative of CohnReznick LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Our Board has asked the stockholders to ratify the selection of CohnReznick LLP as our independent registered public accounting firm. See “Proposal Two: Ratification of Appointment of CohnReznick LLP as Our Independent Registered Public Accounting Firm” on page 25 of this proxy statement. The Board has reviewed the fees described below and concluded that the payment of such fees is compatible with maintaining CohnReznick LLP’s independence. All proposed engagements of CohnReznick LLP, whether for audit services, audit-related services, tax services, or permissible non-audit services, were pre-approved by our Audit Committee.

Audit Fees

For the fiscal years ended December 31, 2013 and 2012, CohnReznick LLP billed us an aggregate of approximately $159,329 and $144,384, respectively, in fees for the professional services rendered in connection with the audits of our annual financial statements included in our Annual Reports on Form 10-K for those two fiscal years, the review of our financial statements included in our Quarterly Reports on Form 10-Q during those two fiscal years, and other services provided in connection with registration statements.

Audit-Related Fees

During the fiscal years ended December 31, 2013 and 2012, we were not billed by CohnReznick LLP for any fees for audit-related services reasonably related to the performance of the audits and reviews for those two fiscal years, in addition to the fees described above under the heading “Audit Fees.”

Tax Fees

During the fiscal years ended December 31, 2013 and 2012, we were not billed by CohnReznick LLP for any fees for professional services rendered for tax compliance, tax advice, and tax planning services.

All Other Fees

During the fiscal years ended December 31, 2013 and 2012, we were not billed by CohnReznick LLP for any fees for services, other than those described above, rendered to us and our affiliates for those two fiscal years.

Pre-Approval of Services

Our Audit Committee has established a policy setting forth the procedures under which services provided by our independent registered public accounting firm will be pre-approved by our Audit Committee. The potential services that might be provided by our independent registered public accounting firm fall into two categories:

•	Services that are permitted, including the audit of our annual financial statements, the review of our quarterly financial statements, related attestations, benefit plan audits and similar audit reports, financial and other due diligence on acquisitions, and federal, state, and non-US tax services; and

•	Services that may be permitted, subject to individual pre-approval, including compliance and internal-control reviews, indirect tax services such as transfer pricing and customs and duties, and forensic auditing.

Services that our independent registered public accounting firm may not legally provide include such services as bookkeeping, certain human resources services, internal audit outsourcing, and investment or investment banking advice.

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All proposed engagements of our independent registered public accounting firm, whether for audit services or permissible non-audit services, are pre-approved by the Audit Committee. We jointly prepare a schedule with our independent registered public accounting firm that outlines services which we reasonably expect we will need from our independent registered public accounting firm, and categorize them according to the classifications described above. Each service identified is reviewed and approved or rejected by the Audit Committee.

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Report of THE Audit Committee

In monitoring the preparation of our financial statements, the Audit Committee met with both management and CohnReznick LLP, our independent registered public accounting firm during the year ended December 31, 2013, to review and discuss all financial statements prior to their issuance and to discuss any and all significant accounting issues. Management and our independent registered public accounting firm advised the Audit Committee that each of the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included a discussion of the matters required to be discussed pursuant to Public Company Accounting Oversight Board (United States) Auditing Standard 16 (Communication with Audit Committees). Auditing Standard 16 requires our independent registered public accounting firm to discuss with the Audit Committee, among other things, the following:

•	Methods used to account for significant or unusual transactions;

•	The effect of any accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	The process used by management to formulate sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusion regarding the reasonableness of any such estimates; and

•	Any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures necessary in the financial statements.

The Audit Committee has discussed the independence of CohnReznick LLP, our independent registered public accounting firm for the year ended December 31, 2013, including the written disclosures made by CohnReznick LLP to the Audit Committee, as required PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.” PCAOB Rule 3526 requires the independent registered public accounting firm to (i) disclose in writing all relationships that, in the independent registered public accounting firm’s professional opinion, may reasonably be thought to bear on independence, (ii) confirm their perceived independence, and (iii) engage in a discussion of independence with the Audit Committee.

Finally, the Audit Committee continues to monitor the scope and adequacy of our internal controls and other procedures, including any and all proposals for adequate staffing and for strengthening internal procedures and controls where appropriate and necessary.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the SEC.

By the Audit Committee of the Board of Directors

Laurence N. Charney, Chairperson

William Kennedy
Neil Herskowitz

Dated March 3, 2014

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OUR EXECUTIVE OFFICERS

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Michael S. Weiss	48	Executive Chairman, Interim Chief Executive Officer and President
Sean A. Power	32	Chief Financial Officer, Treasurer and Corporate Secretary

No executive officer is related by blood, marriage or adoption to any other director or executive officer. The biography of Mr. Weiss is presented in connection with “Corporate Governance” beginning on page 5 of this proxy statement.

Sean A. Power, 32, has served as our Chief Financial Officer since December 2011 and also currently serves as the CFO of Opus Point Partners. Mr. Power joined the Company from Keryx Biopharmaceuticals, Inc., where he served as Corporate Controller from 2006 to 2011. During his tenure there, Mr. Power was involved in all capital raising and licensing transactions. He was also responsible for leading Keryx’s compliance with SEC rules and regulations. Prior to joining Keryx, he was with KPMG, LLP, independent certified public accountants, where he served as a senior associate. Mr. Power received a B.B.A in Accounting from Siena College and is a member of the American Institute of Certified Public Accountants.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and other compensation that we paid to our current named executive officers (“NEOs”) or that was otherwise earned by our NEOs for their services in all capacities during 2011, 2012, and 2013.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Michael S. Weiss	2013	250,000	1,884,054	—	275,000	—		2,409.054
Executive Chairman,	2012	225,000	11,003,601	—	—	—		11,228,601
Interim Chief Executive Officer and President (2)	2011	—	2,250,000	—	—	—		2,250,000

Sean A. Power	2013	160,000	287,250	—	85,000	—		532,250
Chief Financial Officer,	2012	135,000	2,432,500	—	60,000	—		2,627,500
Treasurer and Corporate Secretary (3)	2011	—	337,500	—	—	—		337,500

Michael McGuinness	2013	—	—	—	—	—		—
Chief Operating and Financial Officer,	2012	—	—	—	—	—		—
Secretary (4)	2011	285,000	—	—	—	152,475	(5)	437,475

(1)	Reflects the aggregate grant date fair value of stock and option awards granted by the Company as computed under FASB ASC Topic 718. The grant date fair value of the stock awards is based on the fair market value of the underlying shares on the date of grant and does not take into account any estimated forfeitures.

(2)	Mr. Weiss was appointed our Executive Chairman, Interim Chief Executive Officer and President on December 29, 2011.

(3)	Mr. Power was appointed our Chief Financial Officer, Treasurer and Corporate Secretary on December 29, 2011.

(4)	Mr. McGuinness resigned as Chief Operating and Financial Officer and Secretary effective December 29, 2011.

(5)	$9,975 represents matching contributions by the Company to our 401(k) retirement plan. The remainder, $142,500, represents severance earned by Mr. McGuinness in connection with his termination of employment effective December 29, 2011. This severance amount was paid to Mr. McGuinness in equal semi-monthly installments through March 31, 2012.

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Outstanding Equity Awards at 2013 Fiscal Year End

The following table provides information concerning equity awards that are outstanding as of December 31, 2013 for each of our NEOs.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Mr. Weiss	—	—	—	—	250,000	(1)	975,000
	—	—	—	—	1,500,000	(2)	5,850,000
	—	—	—	—	400,000	(3)	1,560,000
	—	—	—	—	86,743	(4)	338,298
	—	—	—	—	491,920	(5)	1,918,488

Mr. Power	—	—	—	—	50,000	(6)	195,000
	—	—	—	—	350,000	(7)	1,365,000
	—	—	—	—	75,000	(8)	292,500
	—	—	—	—	75,000	(9)	292,500

Mr. McGuinness	—	—	—	—	—		—

(1)	Restricted stock granted to Mr. Weiss on December 29, 2011. The shares vest as follows: 125,000 on each of November 15, 2014, and November 15, 2015.

(2)	Restricted stock granted to Mr. Weiss on May 16, 2012, under the TG Therapeutics, Inc. Amended and Restated 2012 Incentive Plan (“2012 Incentive Plan”). The shares vest as follows: 50% in equal installments on the 3rd, 4th, and 5th anniversary of the date of grant; 25% on the the later to occur of: (a) the first date that the Company achieves a pre-established market capitalization target and (b) December 15, 2014; and 25% on the first date that the issuer achieves another pre-established market capitalization target.

(3)	Restricted stock granted to Mr. Weiss on December 28, 2012, under the 2012 Incentive Plan. The shares vest as follows: 50% on January 1, 2015; 25% on the later to occur of: (a) the first date that the issuer achieves a market capitalization target of $100M greater than the market capitalization on the date of grant and (b) March 31, 2015; and 25% on the later to occur of: (a) the first date that the issuer achieves a market capitalization target of $200M greater than the market capitalization on the date of grant and (b) June 30, 2015.

(4)	Restricted stock granted to Mr. Weiss on December 28, 2012, under the 2012 Incentive Plan. The shares vest on January 1, 2015.

(5)	Restricted stock granted to Mr. Weiss on December 30, 2013, under the 2012 Incentive Plan. The shares vest as follows: 50% on January 1, 2016; 50% on the later to occur of: (a) the first date that the issuer achieves a market capitalization target of $100M greater than the market capitalization on the date of grant and (b) June 30, 2016.

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(6)	Restricted stock granted to Mr. Power on December 29, 2011. The shares vest as follows: 25,000 on each of November 15, 2014 and January 1, 2015.

(7)	Restricted stock granted to Mr. Power on May 16, 2012, under the 2012 Incentive Plan. The shares vest as follows: 50% in equal installments on the 3rd, 4th, and 5th anniversary of the date of grant; 25% on the later to occur of: (a) the first date that the Company achieves a pre-established market capitalization target and (b) December 15, 2014; and 25% on the first date that the issuer achieves another pre-established market capitalization target.

(8)	Restricted stock granted to Mr. Power on December 28, 2012, under the 2012 Incentive Plan. The shares vest as follows: 50% on January 1, 2015; 25% on the later to occur of: (a) the first date that the issuer achieves a market capitalization target of $100M greater than the market capitalization on the date of grant and (b) March 31, 2015; and 25% on the later to occur of: (a) the first date that the issuer achieves a market capitalization target of $200M greater than the market capitalization on the date of grant and (b) June 30, 2015.

(9)	Restricted stock granted to Mr. Power on December 30, 2013, under the 2012 Incentive Plan. The shares vest as follows: 50% on January 1, 2016; 50% on the later to occur of: (a) the first date that the issuer achieves a market capitalization target of $100M greater than the market capitalization on the date of grant and (b) June 30, 2016.

Employment Agreements

Michael S. Weiss. Mr. Weiss was appointed Executive Chairman, Interim Chief Executive Officer and President of the Company, effective December 29, 2011. Under Mr. Weiss’ employment agreement, Mr. Weiss is to serve as the Company’s Executive Chairman, Interim Chief Executive Officer and President until such employment is terminated pursuant to the terms of the agreement. Mr. Weiss will receive an annual base salary of $250,000 (which will automatically be reduced by 50% when Mr. Weiss resigns from his interim roles). Mr. Weiss is also eligible to earn an annual cash performance bonus, based upon achievement of annual performance goals and objectives set by agreement between Mr. Weiss and the Board each year, with a target bonus of 100% of his base salary.

The Company will also grant Mr. Weiss a number of shares of restricted Common Stock equal to 1.25% of the shares of Common Stock outstanding on the date of grant on a fully-diluted basis. Each of these annual grants of restricted stock will vest and become non-forfeitable as to 25% of the shares on the first anniversary of the respective date of grant, as to 25% of the shares on the second anniversary of the respective date of grant and as to 50% of the shares on the date that the “market capitalization” (as defined in the employment agreement) is $100 million greater than the market capitalization on the respective date of grant, provided that Mr. Weiss remains an employee, director and/or consultant of the Company through each vesting date.

Pursuant to his employment agreement, if Mr. Weiss’ employment is terminated by the Company without Cause (as defined therein) or if Mr. Weiss resigns for Good Reason (as defined therein), then, in addition to his accrued obligations, if within 45 days after the date of termination, he executes and does not revoke a general release of claims and covenant not to sue, he will receive the following severance benefits: (i) a lump sum severance payment equal to 1.5 times the sum of his base salary and target bonus (or 2 times the sum of his base salary and target bonus if his employment is terminated upon or following a change in control); (ii) continuation of group health benefits for 18 months (or 24 months if his employment is terminated in upon or following a change in control); (iii) a prorated target bonus; (iv) any shares of restricted stock outstanding on the date of his termination will become fully-vested and non-forfeitable as of his date of termination; and (v) any stock options outstanding on the date of his termination will become fully-vested and will remain exercisable for a period of 24 months following the date of his termination (or, if earlier, the normal expiration date of such stock options).

If Mr. Weiss’ employment is terminated by reason of his death or disability, he will be entitled to his accrued obligations and a prorated target bonus. In addition, (i) any shares of restricted stock outstanding on the date of his termination will become fully vested and non-forfeitable as of his date of termination; and (ii) the vested portion of any stock options outstanding on the date of his termination will remain exercisable for a period of 24 months following the date of his termination (or, if earlier, the normal expiration date of such stock options), and any unvested portion of outstanding stock options will lapse as of the date of termination.

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If Mr. Weiss’ employment is terminated by the Company for Cause or by Mr. Weiss without Good Reason, Mr. Weiss will receive his accrued obligations but no additional benefits. Any shares of restricted stock outstanding on the date of his termination will be forfeited. The vested portion of any stock options outstanding on the date of his termination will remain exercisable for a period of thirty (30) days following the date of his termination (or, if earlier, the normal expiration date of such stock options), and any unvested portion of outstanding stock options will lapse as of the date of termination.

During his employment and for 12 months following the termination of his employment for any reason, Mr. Weiss is prohibited from engaging in any business that develops anti-CD20 monoclonal antibodies within the geographic area in which the Company does business, which is deemed to be worldwide, and he is subject to a non-disparagement clause. He is also subject to certain covenants related to confidential information, trade secrets, return of property, and invention assignment.

Sean A. Power. Mr. Power was appointed Chief Financial Officer, Treasurer and Secretary of the Company, effective December 29, 2011. Under Mr. Power’s employment agreement, Mr. Power is to serve as the Company’s Chief Financial Officer, Treasurer and Secretary until such employment is terminated pursuant to the terms of the agreement. Mr. Power will receive an annual base salary of $160,000 and will also be eligible to earn an annual cash performance bonus, based upon achievement of annual performance goals and objectives set by agreement between Mr. Power and the board each year, with a target bonus of 33% of his base salary.

The Company will grant Mr. Power a number of shares of restricted Common Stock of the Company as determined by the CEO and the Board. Each of these annual grants of restricted stock will be subject to vesting terms, which will be determined at the time of grant by the CEO and the Board.

Pursuant to his employment agreement, if Mr. Power’s employment is terminated by the Company without Cause (as defined therein) or if Mr. Power resigns for Good Reason (as defined therein), then, in addition to his accrued obligations, if within 45 days after the date of termination, he executes and does not revoke a general release of claims and covenant not to sue, he will receive the following severance benefits: (i) a lump sum severance payment equal to 0.5 times the sum of his base salary and target bonus (or 1 times the sum of his base salary and target bonus if his employment is terminated upon or following a change in control); (ii) continuation of group health benefits for 12 months; (iii) a prorated target bonus; (iv) any shares of restricted stock outstanding on the date of his termination will become fully-vested and non-forfeitable as of his date of termination; and (v) any stock options outstanding on the date of his termination will become fully-vested and will remain exercisable for a period of 12 months following the date of his termination (or, if earlier, the normal expiration date of such stock options).

If Mr. Power’s employment is terminated by reason of his death or disability, he will be entitled to his accrued obligations and a prorated target bonus. In addition, (i) any shares of restricted stock outstanding on the date of his termination will become fully vested and non-forfeitable as of his date of termination; and (ii) the vested portion of any stock options outstanding on the date of his termination will remain exercisable for a period of 12 months following the date of his termination (or, if earlier, the normal expiration date of such stock options), and any unvested portion of outstanding stock options will lapse as of the date of termination.

If Mr. Power’s employment is terminated by the Company for Cause or by Mr. Power without Good Reason, Mr. Power will receive his accrued obligations but no additional benefits. Any shares of restricted stock outstanding on the date of his termination will be forfeited. The vested portion of any stock options outstanding on the date of his termination will remain exercisable for a period of thirty (30) days following the date of his termination (or, if earlier, the normal expiration date of such stock options), and any unvested portion of outstanding stock options will lapse as of the date of termination.

During his employment and for 12 months following the termination of his employment for any reason, Mr. Power is prohibited from engaging in any business that develops anti-CD20 monoclonal antibodies within the geographic area in which the Company does business, which is deemed to be worldwide, and he is subject to a non-disparagement clause. He is also subject to certain covenants related to confidential Information, trade secrets, return of property, and invention assignment.

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Michael G. McGuinness. Mr. McGuinness’ employment with us was governed by an employment agreement dated July 7, 2006. The agreement provided for an initial three-year term of employment ending July 2009, subject to additional one-year renewal periods upon the mutual agreement of the parties. Pursuant to the agreement, Mr. McGuinness was entitled to an annual base salary of $205,000 and an annual bonus, payable in the discretion of our Board, of up to 30 percent of his annual base salary. Mr. McGuinness was also entitled to certain other fringe benefits that were made available to our senior executives from time to time, including medical and dental insurance and participation in our 401(k) plan.

Mr. McGuiness’ employment with us was terminated as of the signing of the Exchange Transaction Agreement on December 29, 2011. In accordance with his employment agreement he received severance in the amount of $142,500 paid in equal semi-monthly installments beginning January 15, 2012 ending March 31, 2012.

DIRECTOR COMPENSATION

Cash Compensation. Our non-employee directors receive the following cash compensation: (i) $25,000 annual retainer; and (ii) $5,000 additional retainer for service as Chairman of the Audit Committee. Each non-employee director receives reimbursement for reasonable travel expenses incurred in attending meetings of our Board of Directors and meetings of committees of our Board of Directors.

Equity Compensation. Our non-employee directors receive the following equity compensation under the 2012 Incentive Plan.

•	Initial Stock Grant. Non-employee directors receive 50,000 shares of restricted common stock upon initial election or appointment to the Board of Directors. The stock will vest in equal annual installments over three years, beginning on the third anniversary of the date of grant.

•	Annual Stock Grant. Non-employee directors receive a restricted stock award of $50,000 worth of restricted stock annually for service on our Board of Directors. Such restricted stock will vest on the third anniversary of the date of grant.

2013 Director Compensation

The following table sets forth the cash and other compensation paid by the Company to the non-employee members of the Board for all services in all capacities during 2013.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Total ($)
Neil Herskowitz	25,000	104,178	—	129,178
Laurence N. Charney	30,000	104,178	—	134,178
William J. Kennedy	25,000	104,178	—	129,178
Mark Schoenebaum, M.D.	25,000	104,178	—	129,178
Yann Echelard	25,000	355,004	—	380,004

(1)	Represents cash retainer for serving on our Board and committees of the Board.

(2)	Reflects the aggregate grant date fair value of stock and option awards granted by the Company as computed under FASB ASC Topic 718. The grant date fair value of the stock awards is based on the fair market value of the underlying shares on the date of grant and does not take into account any estimated forfeitures.

During 2013 no option awards were granted to directors.

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As of December 31, 2013, the following aggregate number of unvested stock and option awards were held by each of our non-employee directors:

Name	Stock awards (#)	Option awards (#)
Neil Herskowitz	67,285	—
Laurence N. Charney	67,285	—
William J. Kennedy	67,285	—
Mark Schoenebaum, M.D.	67,285	—
Yann Echelard	58,404	—

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our Common Stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of any Forms 3, 4 or 5 that they file. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers and 10% stockholders. Based solely on a review of copies of the Forms 3, 4 and 5 furnished to us by reporting persons and any written representations furnished by certain reporting persons, we believe that during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner, except for one Form 4 by Sean A. Power.

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RELATED-PERSON TRANSACTIONS

Under the terms of the Company’s License Agreement with LFB Group, the Company utilizes LFB Group for certain development and manufacturing services. The Company incurred approximately $6,267,000 and $1,447,000 in such expenses during the years ended December 31, 2013 and 2012, respectively, which have been included in other research and development expenses in the consolidated statements of operations. As of December 31, 2013 and 2012, respectively, the Company has approximately $1,745,000 and $56,000 recorded in accounts payable related to the aforementioned agreements with LFB Group. In conjunction with the development and manufacturing services discussed above, certain agreements between the Company and LFB Group require payments in advance of services performed or goods delivered. Accordingly, as of December 31, 2013 and 2012, respectively, the Company recorded $1,629,340 and $1,719,828 in prepaid research and development for such advance payments.

In connection with the Collaboration Agreement with Rhizen in August 2012, the Company issued Opus 2,000,000 shares of Company common stock subject to certain vesting provisions based on the progress of the joint venture and future success of the products governed by the Collaboration Agreement. The issuance of the Company Common Stock was exempt from registration under the Securities Act of 1933 pursuant to Regulation D and Rule 506 promulgated thereunder. Accordingly, the securities have not been registered under the Securities Act, and until so registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The Company recognized approximately $437,000 and $134,000 of noncash compensation (research and development) expense during the year ended December 31, 2013 and 2012, respectively, in connection with the issuance of these shares.

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STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS,

AND 5% BENEFICIAL OWNERS

The following table shows information, as of April 9, 2014, concerning the beneficial ownership of our common stock by:

•	each person we know to be the beneficial owner of more than 5% of our Common Stock;

•	each of our current directors;

•	each of our NEOs shown in our Summary Compensation Table; and

•	all current directors and NEOs as a group.

As of April 9, 2014, there were 37,624,407 shares of our common stock outstanding. In order to calculate a stockholder’s percentage of beneficial ownership, we include in the calculation those shares underlying options or warrants beneficially owned by that stockholder that are vested or that will vest within 60 days of April 9, 2014. Shares of restricted stock are deemed to be outstanding. Options or warrants held by other stockholders that are not attributed to the named beneficial owner are disregarded in this calculation. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of our common stock. Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person’s name, except to the extent authority is shared by spouses under community property laws.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Shares Outstanding
Michael S. Weiss (2)	8,331,391	20.8%
Sean A. Power (3)	617,768	1.5%
Michael McGuinness	—	—
Neil Herskowitz (4)	68,550	*
Laurence Charney	67,285	*
William Kennedy	67,285	*
Mark Schoenebaum	67,285	*
Yann Echelard	58,404	*
All current directors and named executive officers as a group (8 persons) (5)	9,277,968	23.1%

5% Stockholders:
LFB Biotechnologies, S.A.S. (6)	7,500,000	18.7%
Opus Point Partners, LLC (7)	4,524,560	11.3%
JPMorgan Asset Management Global Healthcare Fund (8)	2,702,809	6.7%
Bridger Management LLC (9)	2,394,132	6.0%
Baker Bros. Advisors LP (10)	2,199,656	5.5%

* Less than 1% of outstanding common stock.

(1)	The address of each of the directors and officers listed is c/o TG Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, New York 10019.

(2)	Includes 2,728,633 shares of unvested restricted common stock, of which 1,532,703 vest on various time-based milestones, and 1,195,960 of which vest on various corporate milestones. In addition, Mr. Weiss purchased shares in the offering conducted by the Company which closed on December 30, 2011. As a result of that purchase he owns 33,334 warrants to purchase our common stock at $2.25, exercisable for five years. Finally, also included in Mr. Weiss’ beneficial ownership are 4,524,560 shares of our common stock (1,900,000 of which contain restrictions based upon various corporate milestones) issued to Opus Point Partners, LLC, of which Mr. Weiss is a co-founder, managing partner, and principal and beneficially owns a 50% interest.

22

(3)	Includes 550,000 shares of restricted common stock, of which 300,000 vest on various time-based milestones, and 250,000 of which vest on various corporate milestones.

(4)	Includes 265 shares of our common stock issuable upon the exercise of options and warrants.

(5)	Includes 133,599 shares of our common stock issuable upon the exercise of options and warrants.

(6)	The address of LFB Biotechnologies, S.A.S. is 3 avenue des Tropiques, BP 40305 Les Ulis, 91942 Courtaboeuf Cedex, France. Includes a warrant to purchase up to 2,500,000 shares of our common stock for an exercise price of $0.001 per share.

(7)	The address of Opus Point Partners, LLC is 3 Columbus Circle, 15th Floor, New York, New York 10019. Includes 4,524,560 shares of our common stock (1,900,000 of which contain restrictions based upon various corporate milestones) issued to Opus Point Partners, LLC. Mr. Weiss is a co-founder, managing partner, and principal and beneficially owns a 50% interest in Opus Point Partners, LLC.

(8)	The address of JPMorgan Asset Management Global Healthcare Fund is 245 Park Avenue, New York, NY 10167. Share ownership reported above is based on the underwritten sale of Common Stock, which closed on March 17, 2014.

(9)	The address of Bridger Management LLC is 90 Park Avenue, 40th Floor, New York, NY 10016. Share ownership reported above is based on a Form 13G filed by Bridger Management LLC on January 31, 2014.

(10)	The address of Baker Bros. Advisors LP is 667 Madison Avenue, 21st Floor, New York, NY 10065. Share ownership reported above is based on a Form 13G filed by Baker Bros. Advisors LP on February 14, 2014.

23

PROPOSAL ONE

ELECTION OF DIRECTORS; NOMINEES

Our Amended and Restated Bylaws provide that the Board shall consist of one or more members, as determined from time to time by resolution of the Board. Our Board currently consists of six members. Our six current directors have been nominated for re-election at the Annual Meeting. The nominated directors are: Michael S. Weiss, Neil Herskowitz, Laurence N. Charney, William J. Kennedy, Mark Schoenebaum M.D., and Yann Echelard. For information about each of the nominees and our Board generally, please see “Corporate Governance-Our Board of Directors” beginning on page 5. If elected, the nominees will hold office until the next annual meeting and until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by a majority of the independent directors serving on our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMPANY COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF COHNREZNICK LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board is submitting the selection of CohnReznick LLP as our independent registered public accounting firm to the stockholders for ratification at our Annual Meeting. Stockholder ratification of our independent registered public accounting firm is not required by our Amended and Restated Bylaws or otherwise. If CohnReznick LLP is not ratified as our independent registered public accounting firm by a majority of the shares present or represented by proxy, the Audit Committee will review its future selection of independent registered public accounting firm. CohnReznick LLP will still serve as our independent registered public accounting firm for the year ending December 31, 2014, if it is not ratified by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014. THE AFFIRMATIVE VOTE OF THE MAJORITY OF SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE SUBJECT MATTER IS REQUIRED FOR THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP.

25

PROPOSAL THREE

TO APPROVE an amendment to our Certificate of Incorporation to decrease our authorized share capital by 350,000,000 shares from 500,000,000 to 150,000,000

The Board of Directors has determined that it would be advisable and in our best interests to amend Article Fourth of our Amended and Restated Certificate of Incorporation, or the Charter, to decrease the authorized capital common stock of the Company by 350,000,000 shares from 500,000,000 shares to 150,000,000 shares. A copy of the proposed amendment to the Charter is attached to this Proxy Statement as Exhibit A (referred to as the “Proposed Amendment” herein).

The Board of Directors believes that the Proposed Amendment is in the best interest of the stockholders and the Company, as the decrease in the authorized capital stock of the Company should provide significant savings in Delaware state franchise taxes.

If the Proposed Amendment is approved by the stockholders, it will become effective upon filing and recording of a Certificate of Amendment as required by the Delaware General Corporation Law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO DECREASE OUR AUTHORIZED SHARE CAPITAL BY 350,000,000 SHARES FROM 500,000,000 TO 150,000,000. The adoption of the Proposed Amendment requires the affirmative vote of not less than a majority of the votes entitled to be cast by all shares of Common Stock issued and outstanding on the Record Date.

26

ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and 2013 Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: TG Therapeutics, Inc., 3 Columbus Circle, New York, New York 10019, Attn: Sean A. Power. You may also contact us at (212) 554-4484.

If you want to receive separate copies of the proxy statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Proposals for Our 2015 Annual Meeting

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Corporate Secretary, Sean A. Power, at 3 Columbus Circle, New York, New York 10019, no later than December 25, 2014. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Amended and Restated Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Amended and Restated Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Amended and Restated Bylaws to Sean A. Power, our Corporate Secretary, at the above address, not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than March 7, 2015, and no later than April 6, 2015. If a stockholder fails to provide timely notice of a proposal to be presented at our 2015 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting.

Other Matters

Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the person named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

We will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Incorporation of Information by Reference

The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2013, delivered to you together with this proxy statement, is hereby incorporated by reference.

27

Exhibit A

Proposed Amendment

28

Certificate of Amendment

Of

Amended and Restated Certificate of Incorporation

of

TG THERAPEUTICS, inc.

TG Therapeutics, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”), does hereby certify:

FIRST: That on March 3, 2014, the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring its advisability. The proposed amendment is as follows:

RESOLVED, that the Corporation’s Amended and Restated Certificate of Incorporation be amended by deleting Article FOURTH in its entirety and by substituting in lieu thereof the following:

“FOURTH: A. The Corporation is authorized to issue two classes of stock designated “Common Stock” and “Preferred Stock,” respectively. The total number of shares of Common Stock authorized to be issued is 150,000,000, and each such share will have a par value of $0.001. The total number of shares of Preferred Stock authorized to be issued is 10,000,000, and each such share will have a par value of $0.001.

B. No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation.

C. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by adopting appropriate resolutions and causing one or more certificates of amendment to be signed, verified and delivered in accordance with the General Corporation Law, to establish from time to time the number of shares to be included in such series, and to fix the designations, relative rights, preferences and limitations of the shares of each such series. Such designations, relative rights, preferences and limitations may include, but are not limited to, the fixing or alteration of the dividend rights, dividend rate, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock, or any of them. In accordance with the authority hereby granted, the Board of Directors may increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not above the total number of authorized shares of Preferred Stock and not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. Except as may otherwise be required by law or this Certificate of Incorporation, the terms of any series of Preferred Stock may be amended without the consent of the holders of any other series of Preferred Stock, or Common Stock.

SECOND: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by a duly authorized officer this __th day of June, 2014.

By:
Sean A. Power
Chief Financial Officer

TG THERAPEUTICS INC 3 COLUMBUS CIRCLE 15TH FLOOR NEW YORK, NY 10019

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:	☐	☐	☐

1. Election of Directors

Nominees

01 Laurence Charney	02 Yann Echelard	03 William J. Kennedy	04 Neil Herskowitz	05 Mark Schoenebaum, M.D.
06 Michael S. Weiss

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain

2	To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐

3	The approval of an amendment to our Certificate of Incorporation to decrease our authorized share capital by 350,000,000 shares from 500,000,000 to 150,000,000.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000207467_1    R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

TG THERAPEUTICS INC

Annual Meeting of Stockholders

June 6, 2014 10:30 AM

This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Michael S. Weiss and Sean A. Power or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TG THERAPEUTICS INC that the stockholder is entitled to vote at the Annual Meeting of stockholders to be held at 10:30 AM, EDT on June 6, 2014, at the offices of Alston & Bird, LLP, 90 Park Avenue, New York, NY 10016, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000207467_2    R1.0.0.51160